Income Taxes (Details)	12 Months Ended
Dec. 31, 2021 USD ($)
Income Tax Disclosure [Abstract]
Company had a capital	$ 6,660,483
Net capital loss carryforward	450,663
GainLossOnSaleOfCapitalLeasesNet	6,209,820
Aggregate estimated net operating loss	$ 5,990,308
Description of Income Tax Description	The net loss carryforward up until 2017 in the amount of $470,204, will expire in 2037. Net loss carryforwards in the amount of $5,520,104 from 2018 onwards can be carried over indefinitely, subject to annual usage limits.
Valuation allowance on deferred tax asset benefit, description	Accordingly, the Company has provided a 100% valuation allowance on the deferred tax asset benefit related to the U.S. net operating loss and capital loss carry forwards to reduce the asset to zero.